NATIONWIDE MUTUAL FUNDS
Nationwide Multi-Cap Portfolio

Supplement dated March 30, 2020
to the Statement of Additional Information (“SAI”) dated February 19, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the following information is added on page 30 of the SAI under the “Additional Information on Portfolio Instruments, Strategies and Investment Policies” section:

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.  Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.  These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE